Marketable Securities	12 Months Ended
Dec. 31, 2020
Investments, Debt and Equity Securities [Abstract]
Marketable Securities
Note 4 Marketable Securities
Below is a detail of marketable securities (dollars in thousands):

	As of December 31,
	2020	2019
Marketable securities	$17,666	$25,305

Totals	$17,666	$25,305

The Company’s marketable securities consisted of a money market mutual fund. At December 31, 2020 and 2019, the fund’s money market instruments were comprised of primarily certificates of deposit and financial company/asset backed commercial paper. At December 31, 2020 and 2019, the investment portfolio had a weighted-average maturity of 46 days and 24 days, respectively. The fund is publicly traded with a ticker symbol SPPXX and the money market instruments were measured at fair market value at December 31, 2020 and 2019. Proceeds from sales and purchases of marketable securities during the year ended December 31, 2020 were approximately $7.8 million and $0.1 million, respectively. Proceeds from sales and purchases of marketable securities during the year ended December 31, 2019 were approximately $15.8 million and $32.9 million, respectively. The amount of gain recorded in connection with the investment in marketable securities for the years ended December 31, 2020 and 2019 was approximately $0.1 million and $0.3 million, respectively, and was recorded as a component of interest income in the consolidated statements of operations.